SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

           ----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transactions applies:

(2)     Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

        [ ]      Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement No.:

(3)     Filing party:

(4)     Date filed:

                                [GRAPHIC OMITTED]


                       NEUROBIOLOGICAL TECHNOLOGIES, INC.
                              1387 Marina Way South
                           Richmond, California 94804
                                 (510) 215-8000


                                October 21, 1999


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Neurobiological Technologies, Inc. The Annual Meeting will be held 10 a.m., on November 11, 1999, at the St. Francis Yacht Club, On The Marina, in San Francisco, California.

         The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

         At your earliest convenience and after you have read the enclosed Proxy Statement, please mark, date and sign the Proxy and return in the enclosed prepaid envelope addressed to ChaseMellon Shareholder Services, our transfer agent, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

         A copy of the Company's Annual Report on Form 10-KSB is also enclosed.

         The Board of Directors and Management look forward to seeing you at the meeting.

                                           Sincerely yours,


                                           /s/ Paul E. Freiman
                                           Paul E. Freiman
                                           President and Chief Executive Officer

                       NEUROBIOLOGICAL TECHNOLOGIES, INC.

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD THURSDAY, NOVEMBER 11, 1999

                                 ---------------

THE STOCKHOLDERS OF NEUROBIOLOGICAL TECHNOLOGIES, INC.:

         The Annual Meeting of Stockholders of Neurobiological Technologies, Inc. ("NTI" or the "Company") will be held at the St. Francis Yacht Club, On The Marina, San Francisco, California, on November 11, 1999 at 10 a.m., local time, for the following purposes:

    1. To elect six directors to hold office until the next Annual Meeting of Stockholders and until their successors are elected.

    2. To approve an amendment to the Company's Amended and Restated 1993 Stock Plan to increase the number of shares issuable under the plan by 500,000 to a total of 2,500,000 shares.

    3. To approve an amendment to the Company's Amended and Restated Employee Stock Purchase Plan to increase the number of shares issuable under the plan by 50,000 to a total of 150,000 shares.

    4. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors.

    5. To transact such other business as properly may come before the meeting or any adjournments or postponements of the meeting.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on September 16, 1999 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of the meeting. A complete list of stockholders entitled to notice of and to vote at the Annual Meeting will be available at the Company's offices, 1387 Marina Way South, Richmond, California, for ten days before the meeting.

         All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she returned a proxy.

                                       By Order of the Board of Directors,


                                       /s/ Paul E. Freiman
                                       Paul E. Freiman
                                       President and Chief Executive Officer
Richmond, California
October 21, 1999

--------------------------------------------------------------------------------

                                    IMPORTANT

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE. THANK YOU FOR ACTING PROMPTLY.
--------------------------------------------------------------------------------

                       NEUROBIOLOGICAL TECHNOLOGIES, INC.
                              1387 MARINA WAY SOUTH
                               RICHMOND, CA 94804
                                 (510) 215-8000

                                  ------------

                                 PROXY STATEMENT

                                  ------------

         The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Neurobiological Technologies, Inc., a Delaware corporation ("NTI" or the "Company"). The proxy is solicited for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the St. Francis Yacht Club, On The Marina, in San Francisco, California, on November 11, 1999 at 10 a.m., local time, and at any and all adjournments or postponements thereof. The approximate date on which this proxy statement and the accompanying notice and proxy are being mailed to stockholders is October 21, 1999.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

         Only stockholders of record at the close of business on September 16, 1999 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. At the close of business on September 16, 1999, the Company had outstanding 7,797,163 shares of Common Stock, par value $.001 per share ("Common Stock") and 2,332,000 shares of Series A Preferred Stock, par value $0.001 per share (the "Preferred Stock"). Holders of Common Stock are entitled to one vote for each share of Common Stock held. Holders of Preferred Stock are entitled one vote for each share of Preferred Stock held. In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority of the outstanding shares entitled to vote at the Annual Meeting must be represented at the Annual Meeting.

         All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified in the proxy. If the manner of voting is not specified in an executed proxy received by the Company, the proxy will be voted for the election of the directors listed in the proxy for election to the Board and for approval of the other proposals described in this proxy statement.

         Directors are elected by a plurality vote. The other matters submitted for stockholder approval at this Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on each such matter. Abstentions with respect to any matter are treated as shares present or represented and entitled to vote on that matter and thus have the same effect as negative votes. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

         Any stockholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise. A proxy can be revoked by delivering an instrument of revocation prior to the Annual Meeting to the Company, by presenting at the Annual Meeting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or at the Annual Meeting if the stockholder is present and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

         The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid to such persons for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Company's stock.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS


Nominees

         The Board of Directors proposes the election of the following six directors of the Company. Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. The nominees securing the highest number of votes, up to the number of directors to be elected, will be elected as directors. It is intended that proxies received will be voted FOR the election of the nominees named below unless marked to the contrary. In the event any such person is unable or unwilling to serve as a director, proxies may be voted for substitute nominees designated by the present Board. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected.

         All six nominees are currently serving as directors of the Company. The following table indicates the name and age of each nominee as of the date of this proxy statement, all positions with the Company held by the nominee, and the year during which the nominee first was elected or appointed a director.

                                                                                             Director
           Name               Age                    Position with NTI                  Continuously Since
--------------------------    ---     ----------------------------------------------    ------------------
Paul E. Freiman                65     President, Chief Executive Officer and                   1997
                                      Director

Abraham E. Cohen               63     Chairman of the Board of Directors                       1993

Enoch Callaway, M.D.           75     Director                                                 1987

Theodore L. Eliot, Jr.         71     Director                                                 1992

Abraham D. Sofaer              61     Director                                                 1997

John B. Stuppin                66     Director                                                 1988

         Paul E. Freiman joined the Company as a director in April 1997 and was elected President and Chief Executive Officer in May 1997. He is the former chairman and chief executive officer of Syntex Corporation ("Syntex"), where he had a long and successful career and was instrumental in the sale of Syntex to Roche Holdings for $5.3 billion. He is credited with much of the marketing success of Syntex's lead product Naprosyn(R) and was responsible for moving the product to over-the-counter status, marketed by Proctor & Gamble as Aleve(R). Mr. Freiman currently serves as chairman of the boards of two private companies:
Digital GeneTechnologies, Inc. and SciGen Pte. Ltd. Mr. Freiman currently serves on the boards of Penwest Pharmaceutical Co., Calypte Biomedical Corporation and Otsuka America Pharmaceuticals, Inc. He has been chairman of the Pharmaceutical Manufacturers Association of America (PhARMA) and has also chaired a number of key PhARMA committees. Mr. Freiman is also an advisor to Burrill & Co., a San Francisco merchant bank. Mr. Freiman holds a B.S. degree from Fordham University and an honorary doctorate from the Arnold & Marie Schwartz College of Pharmacy.


         Abraham E. Cohen has been a director of the Company since March 1993 and has been Chairman of the Board of Directors since August 1993. From 1982 to 1992, Mr. Cohen served as Senior Vice President of Merck & Co. ("Merck") and from 1977 to 1988 as President of the Merck Sharp & Dohme International Division ("MSDI"). While at Merck, he played a key role in the development of Merck's international business, initially in Asia, then in Europe and, subsequently, as President of MSDI, which manufactures and markets human health products outside the United States. Since his retirement from Merck and MSDI in January 1992, Mr. Cohen has been active as an international business consultant. He was a director of Agouron Pharmaceuticals, Inc. until its merger with Warner-Lambert Company. He is a director of six public companies: Akzo Nobel N.V., Chugai Pharmaceutical Co., Pharmaceutical Product Development, Smith Barney, Teva Pharmaceutical Industries, Ltd. and Vasomedical, Inc.

         Enoch Callaway, M.D. is a founder and former employee of the Company and has served as a director of the Company since September 1987. Dr. Callaway previously served as Chairman of the Board of Directors of the Company from September 1987 to November 1990, as Co-Chairman of the Board from November 1990 until August 1993, as Vice President of the Company from September 1988 until August 1993 and as Company

Secretary from September 1988 until September 1991. Dr. Callaway has been Emeritus Professor of Psychiatry at the University of California, San Francisco since 1986, where he also served as Director of Research at the Langley Porter Psychiatric Institute from 1959 to 1988. Dr. Callaway is a director of Candide, Inc. He holds A.B. and M.D. degrees from Columbia University.

         Theodore L. Eliot, Jr. has served as a director of the Company since August 1992. Previously, he served as a director of the Company from September 1988 until April 1992 and as a Vice President of the Company from September 1988 until September 1991. Mr. Eliot retired from the United States Department of State in 1978 with the rank of Ambassador. He served as Dean of the Fletcher School of Law and Diplomacy from 1979 to 1985 and as Secretary General for the United States of the Bilderberg Meetings from 1981 to October 1993. Mr. Eliot is a director of Fiberstars, Inc., a publicly held company. Mr. Eliot holds B.A. and M.P.A. degrees from Harvard University.

         Abraham D. Sofaer has served as a director of the Company since April 1997. Mr. Sofaer is the first George P. Shultz Distinguished Scholar & Senior Fellow at the Hoover Institution, Stanford University, appointed in 1994. From 1990 to 1994, Mr. Sofaer was a partner at the legal firm of Hughes, Hubbard and Reed in Washington, D.C., where he represented several major U.S. public companies. From 1985 to 1990, he served as the Legal Adviser to the United States Department of State, where he was principal negotiator on several key international disputes. From 1979 to 1985, he served as a federal judge in the Southern District of New York. Mr. Sofaer is registered as a qualified arbitrator with the American Arbitration Association and is a member of the National Panel of the Center for Public Resolution of Disputes (CPR), a leading organization in the area of resolution of disputes outside litigation. He has mediated or is now mediating merger-acquisition arbitrations, commercial cases involving valuation of commercial technology and major securities class action suits. Mr. Sofaer is on the International Advisory Board of Chugai Biopharmaceuticals, Inc. Mr. Sofaer holds a B.A. degree from Yeshiva College and a L.L.B. from New York University.

         John B. Stuppin is a founder and employee of the Company and has served as a director of the Company since September 1988. From September 1987 until October 1990, Mr. Stuppin served as President of the Company, from November 1990 to August 1993 as Co-Chairman of the Board of Directors, from October 1990 until September 1991 as Executive Vice President, and from April 1991 until July 1994 as Treasurer. He also served as acting Chief Financial Officer of the Company from the Company's inception through December 1993. Mr. Stuppin is an investment banker and a venture capitalist. He has over 25 years experience in the start up and management of companies active in emerging technologies and has been the president of a manufacturing company. He is a director of Fiberstars, Inc. Mr. Stuppin holds an A.B. degree from Columbia College.

         The Board of Directors recommends a vote "FOR" election for director of the nominees set forth above.

Board Meetings and Committees

         The Board of Directors held five meetings during the fiscal year ended June 30, 1999. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of committees on which such directors serve.

         The Board of Directors has appointed a Compensation Committee, an Audit Committee and a Nominating Committee.

         The members of the  Compensation  Committee are Theodore L. Eliot,  Jr.
and Abraham D. Sofaer. The Compensation Committee held four meetings during fiscal 1999. The Compensation Committee's functions are to assist in the implementation of, and provide recommendations with respect to, general and specific compensation policies and practices of the Company, including the administration of and granting of options under the Company's 1993 Stock Plan.

         The members of the Audit Committee are Theodore L. Eliot, Jr. and Abraham D. Sofaer. The Audit Committee held no meetings during fiscal 1999. The Audit Committee's functions are to review the scope of the annual audit, monitor the independent auditor's relationship with the Company, advise and assist the Board of Directors in evaluating the auditor's examination, supervise the Company's financial and accounting organization and financial reporting and nominate for stockholder approval at the Annual Meeting, with the approval of the Board of Directors, a firm of certified public accountants whose duty it is to audit the financial records of the Company for the fiscal year for which it is appointed.

         The members of the Nominating Committee are Dr. Enoch Callaway and John
B. Stuppin. The Nominating Committee held no meetings during fiscal 1999. The Nominating Committee is responsible for matters relating to the composition of the Board of Directors, including recruitment, nomination and succession. No nominations were received from, and no procedures have been established for, the nominees recommended by stockholders.

Directors' Compensation

         Dr. Callaway was paid $15,000 during fiscal 1999 for consulting services rendered to the Company pursuant to a consulting agreement. Mr. Stuppin was paid $13,008 during fiscal 1999 as an employee of the Company. Mr. Cohen is reimbursed for his expenses for each meeting attended.

         Non-employee directors are currently eligible to participate in the Company's 1993 Stock Plan. Subject to the 1993 Stock Plan, each new non-employee director of the Company will receive an option to purchase 5,000 shares of common stock on the date of his or her election to the Board at the fair market value on the date of grant. In addition, each non-employee director continuing to serve on the Board will also receive an automatic annual grant of an option to purchase 1,000 shares of the Company's Common Stock at the Annual Meeting of the Company's stockholders. On November 12, 1998, Dr. Callaway, Mr. Eliot, Mr. Sofaer and Mr. Cohen were each granted an option to purchase 1,000 shares of Common Stock at an exercise price of $0.672 per share. The options will vest fully on November 12, 1999.

         In March 1999, Dr. Callaway, Mr. Eliot, Mr. Sofaer, and Mr. Stuppin were each granted an option to purchase 15,000 shares of Common Stock. In March 1999, Mr. Cohen was granted an option to purchase 25,000 shares of Common Stock. These options have an exercise price of $0.625 per share and were fully exercisable at the grant date.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The  following  table sets forth  information  regarding  the Company's outstanding  shares of each class of equity securities  beneficially owned as of
September  15,  1999 by:  (1) each  person  who is known to the  Company  to own beneficially  more than five  percent  of each class of the  outstanding  equity securities;  (2) each of the Company's directors;  (3) all officers named in the
Summary  Compensation  Table below; and (4) all directors and executive officers as  a  group.  The  information  relating  to  share  ownership  is  based  upon information furnished to the Company. The number of shares of Common Stock shown includes shares subject to warrants or options  exercisable within 60 days after
September 15, 1999 as if such shares were  outstanding on September 15, 1999 and assumes that no other person has exercised any outstanding  warrants or options.
The  Company  believes  that the  beneficial  owners  of each  class  of  equity securities,  based on information  supplied by such owners, have sole investment and voting power with  respect to the shares of each class of equity  securities shown as being  beneficially owned by them, except as otherwise set forth in the footnotes to the table.

                                                                         Number Subject
                                                                         to Options and                   Number of     Percentage
                                                       Number of Shares     Warrants                      Shares of     of Series A
                                                           of Common       Exercisable     Percentage of   Series A      Preferred
      Name and Address                                       Stock       Within 60 days    Common Stock  Preferred Stock   Stock
      ----------------                                       -----       --------------    ------------  ---------------   -----
New York Life Insurance Company (1) .....................    553,750          160,000           7.0%        400,000        17.2%
     51 Madison Avenue, Room 206
     New York, NY 10010

Merz + Co. GmbH & Co (2) ................................    650,419          650,419           7.7            --           --
     Eckenheimer Landstrasse 100-104
     Frankfurt/Main Germany

Arthur Rock (3) .........................................    689,564          315,071           8.5         500,000        21.4

Enoch Callaway, M.D. (4) ................................    130,490           47,714           1.7           4,000         *

Abraham E. Cohen ........................................    382,891          238,054           4.8         100,000         4.3

Theodore L. Eliot, Jr. (5) ..............................     71,410           50,116            *             --           --

Paul E. Freiman (6) .....................................    296,000          295,000           3.7            --           --

Lisa U. Carr, M.D., Ph.D ................................     32,089           29,875            *             --           --

Abraham D. Sofaer .......................................    360,004          235,004           4.5         100,000         4.3

John B. Stuppin (7) .....................................    516,181          161,428           6.5         100,000         4.3

Calvert Y. Yee ..........................................     94,710           89,763           1.2            --           --

All directors and executive officers
as a group (8 persons)(8) ...............................  1,883,775        1,146,954          21.1         304,000        13.0


---------

*Less than 1%

(1)  According to Schedule 13G filed by New York Life Insurance Company.

(2) According to Schedule 13G filed by Merz + Co. GmbH & Co. Merz has the right to convert certain loans, including interest thereon, up to 650,419 shares of Common Stock.

(3)  According to Schedule 13D filed by Arthur Rock.

(4) The number of shares of Common Stock shown includes 83,176 shares held by Enoch Callaway and Dorothy C. Callaway, Trustees or Successor Trustees of the Callaway 1989 Trust, executed May 20, 1989 (the "Callaway Trust"). Dr. Callaway may be deemed to have a beneficial interest in the shares held by the Callaway Trust.

(5) The number of shares of Common Stock shown includes 21,294 shares held by Theodore L. Eliot, Jr. and Patricia P. Eliot, Trustees, the Eliot Trust, February 27, 1987 (the "Eliot Trust"). Mr. Eliot may be deemed to have a beneficial interest in the shares held by the Eliot Trust.

(6) The number of shares of Common Stock shown includes 1,000 shares held in the estate of Paul E. Freiman and Anna Mazzuchi Freiman.

(7) The number of shares of Common Stock shown includes 352,753 shares held by John B. Stuppin and Jane K. Stuppin, Trustees UTD dated March 11, 1991 (the "Stuppin Trust") and 500 shares held by Mrs. Stuppin. Mr. Stuppin may be deemed to have a beneficial interest in the shares held by the Stuppin Trust and Mrs. Stuppin.

(8) The number of shares of Common Stock shown includes shares included pursuant to notes 4-7.

Certain Relationships and Related Transactions

         During the fiscal year ended June 30, 1998 Paul Freiman, the Company's Chief Executive Officer and President, was a member of the board of directors of Life Science Economics, Inc. ("LSE"). The Company had a consulting arrangement with LSE under which the Company paid an aggregate of $409,000 in fiscal 1998. The Company did not pay LSE any consulting fees in fiscal 1999.

Executive Compensation

         The following table sets forth information regarding compensation for the fiscal years ended June 30, 1997, 1998 and 1999 received by the individual who served as the Company's Chief Executive Officer during 1999 and the Company's two other most highly compensated executive officers whose total annual salary and bonus for fiscal year 1999 exceeded $100,000 (the "Named
Officers").

                                   Summary Compensation Table

                                                             Annual Compensation
                                                             -------------------                    Long-Term
        Name and Principal Position as of                                                      Compensation Awards
                  June 30, 1999                       Year     Salary ($)      Bonus($)            Options(#)
------------------------------------------------   ---------  ------------    ----------      ---------------------
Paul E. Freiman (1)                                   1999      $152,527          $0                 200,000
   President and Chief Executive Officer              1998        92,533           0                 250,000
                                                      1997        27,280           0                 145,000

Lisa U. Carr, M.D., Ph.D.(2)                          1999       104,360           0                 100,000
   Vice President, Medical Affairs                    1998         8,333           0                       0

Calvert Y. Yee                                        1999       105,625           0                  10,000
   Vice President, Operations and Administration      1998        97,985           0                  74,763
                                                      1997        96,277           0                       0

---------

(1) 1997 salary shown for Mr. Freiman includes $5,068 for consulting services earned prior to joining the Company as its President and Chief Executive Officer on May 8, 1997.

(2) Dr. Carr joined the Company on June 1, 1998.


         The following table sets forth further information regarding the grants of stock options during the fiscal year ended June 30, 1999 to the Named
Officers. Since inception, the Company has not granted any stock appreciation rights.

                                        Option Grants in Fiscal 1999

                                                                    Individual Grant
                                            --------------------------------------------------------------
                                                               Percent of
                                              Number of       Total Options
                                             Securities        Granted to
                                             Underlying       Employees in       Exercise or
                                               Options           Fiscal           Base Price    Expiration
                 Name                       Granted (#)(1)     1999(%)(2)       ($/Share)(1)        Date
--------------------------------------     ---------------    -------------     ------------    ----------
Paul E. Freiman                                 50,000(3)          14.5%            $0.625        3/17/09
                                               150,000(4)          43.5              0.70         9/22/08

Lisa U. Carr, M.D., Ph.D.                      100,000(5)          29.0              0.625        1/20/09

Calvert Y. Yee                                  10,000(6)           2.9              0.625        2/28/09

---------

(1) The options were granted under the Company's Amended and Restated 1993 Stock Plan. The exercise price on the date of grant was equal to 100% of the fair market value on such date.

(2) Based on a total of 344,500 stock options granted to employees during fiscal year ended June 30, 1999.

(3)  These options were fully exercisable upon the date of grant.

(4) The options become exercisable at a rate of 20% per year over a period of five years.

(5) 15% of these options were exercisable on the grant date. The remainder of the options become exercisable at a rate of 2.125% per month until May 30, 2002.

(6) These options become exercisable at a rate of 2.083% per month over a period of four years.


         None of the Named  Officers  exercised any options  during fiscal 1999.
The following table sets forth information regarding the number and value of unexercised options held by the Named Officers at fiscal year-end.

        Aggregated Option Exercises and Fiscal Year-End Option Values in Last Fiscal Year

                                                                                Value of Unexercised
                                       Number of Unexercised Options            In-the-Money Options
                                         Held at Fiscal Year End(#)           at Fiscal Year End($)(1)
                                       ------------------------------     ------------------------------
                    Name               Exercisable      Unexercisable     Exercisable      Unexercisable
         -------------------------     -----------      ------------      -----------      -------------
         Paul E. Freiman                245,000          350,000            $21,610          $63,690
         Lisa U. Carr, M.D., Ph.D.       29,875           70,125              7,319           17,181
         Calvert Y. Yee                  79,763            4,000             22,528              248

---------

(1) Based on the amount, if any, by which the last per share quote of the Common Stock on the OTC-Bulletin Board(R) June 30, 1999 ($0.875) exceeds the exercise price.

Employment Agreements

         In March 1999, the Company entered into a retention agreement with Lisa
U. Carr, M.D., Ph.D. which provides for additional compensation of $100,000, payable on February 1, 2001, provided Dr. Carr continues to serve as the Company's Vice President, Medical Affairs through February 1, 2001. In the event of a change of control of the Company and subsequent involuntary termination of Dr. Carr prior to February 1, 2001, Dr. Carr will be entitled to receive the additional compensation of $100,000.

Pension and Long-Term Incentive Plans

         The Company has no pension or long-term incentive plans.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Under the Securities Exchange Act of 1934, as amended, the Company's directors, executive officers and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports. The Company believes all required reports have been timely filed. In making this disclosure, the Company has relied solely on written representations of its directors and executive officers and copies of the reports that have been filed with the Commission.

                                   PROPOSAL 2

                          APPROVAL OF AMENDMENT OF THE
                      AMENDED AND RESTATED 1993 STOCK PLAN

         The 1993 Stock Plan of Neurobiological Technologies, Inc. (the "1993 Stock Plan") was adopted by the Company's Board of Directors on November 18, 1993 and was subsequently amended and restated, with stockholder approval, on February 15, 1994. The 1993 Stock Plan was amended again, with stockholder approval on November 16, 1994 and November 4, 1997. The proposed amendment of the 1993 Stock Plan was adopted by the Board of Directors on October 12, 1999, subject to the approval of the Company's stockholders at the Annual Meeting.

Summary of Amendment

         The amendment to the 1993 Stock Plan approved by the Board of Directors and submitted for stockholder approval will increase the number of shares of Common Stock reserved for issuance under the 1993 Stock Plan by 500,000 shares to a total of 2,500,000 shares. As of June 30, 1999, a total of 140,392 shares of Common Stock were available for future option grants or direct sales under the 1993 Stock Plan.

               Description of Amended and Restated 1993 Stock Plan

Purpose

         The purpose of the 1993 Stock Plan is to offer selected directors, employees, consultants and advisors of the Company an opportunity to acquire a proprietary interest in the success of the Company or to increase such interest by purchasing shares of the Company's Common Stock.

Administration

         The 1993 Stock Plan is administered by the Company's Compensation Committee. Subject to the limitations set forth in the 1993 Stock Plan, the Compensation Committee has the authority to determine to whom the options will be granted and shares will be sold, the number of shares to be offered for sale and the number of options to be granted, the price and other terms and conditions of each sale of shares and the exercise price and terms and conditions of each option and the type of option (ISO or NSO, as described below) to be granted, to interpret the 1993 Stock Plan and adopt rules thereunder, and to make all other decisions relating to the operation of the 1993 Stock Plan.

Eligibility and Shares Subject to the 1993 Stock Plan

         Under the 1993 Stock Plan, 2,500,000 shares of Common Stock have been reserved for issuance (500,000 shares of which are subject to stockholder approval at the Annual Meeting) by direct sale or upon exercise of options granted to directors, employees, consultants and advisors of the Company. The 1993 Stock Plan provides for the grant of both incentive stock options ("ISOs") intended to qualify as such under section 422 of the Internal Revenue Code, as amended (the "Code"), and nonstatutory stock options ("NSOs"). ISOs may be granted only to employees of the Company. NSOs may be granted, and Common Stock may be sold directly, to directors, employees, consultants and advisors of the Company. Pursuant to the 1993 Stock Plan, each non-employee director receives a one-time grant of an NSO on the date such director first joins the Board and each continuing non-employee director receives an annual grant covering 1,000 shares at the conclusion of each Annual Meeting. Non-employee directors are also eligible to receive discretionary grants as determined by the Compensation Committee. The 1993 Stock Plan further provides that options to any optionee in any fiscal year shall not cover more than 250,000 shares in a single fiscal year. If the options granted under the 1993 Stock Plan shall for any reason expire or be canceled or otherwise terminated without having been exercised in full, the shares allocable to the unexercised portion of such options shall again become available for the 1993 Stock Plan. If shares issued under the 1993 Stock Plan are forfeited, they also become available for new grants.

         As of June 30, 1999, there were 11 employees and 4 non-employee directors eligible to participate in the 1993 Stock Plan. As of June 30, 1999, options to purchase an aggregate of 1,803,798 shares of Common Stock at an average exercise price of $1.93 per share were outstanding under the 1993 Stock Plan. As of June 30, 1999, a total of 140,392 shares of Common Stock were available for future option grants or direct sales under the 1993 Stock Plan.

         With the exception of the annual grants of NSOs which will be made to non-employee directors as described above, the allocation of the additional shares of stock which the stockholders are being asked to approve has not been determined. The Compensation Committee will determine the number of options (and any other awards) to be allocated to participants in the 1993 Stock Plan in the future, and such allocation may only be made in accordance with the provisions of the 1993 Stock Plan.

         The following table shows the number of shares of Common Stock currently issuable upon exercise of options granted to the named individuals and groups under the 1993 Stock Plan during fiscal 1999. All options were granted at fair market value as of the date of grant.


                                  Plan Benefits
                                 1993 Stock Plan
                                 ---------------
                                                             Number of Shares
                                                                Underlying
                   Name                                      Options Granted
                   ----                                      ---------------
          Paul E. Freiman, ..................................    200,000
             President & CEO

          Lisa U. Carr, M.D., Ph.D., ........................    100,000
             Vice President Medical Affairs

          Calvert Y. Yee, ...................................     10,000
             Vice President, Operations and
             Administration

          All executive officers as a group .................    310,000
             (3 Persons)

          All directors who are not executive ...............     89,000
             officers as a group

          All employees (other than executive ...............     19,500
             officers) as a group

Terms of Options

         Options granted pursuant to the 1993 Stock Plan will vest at the time or times determined by the Compensation Committee.

         The maximum term of each ISO granted under the 1993 Stock Plan is 10 years (five years in the case of an ISO granted to a 10% stockholder). There is no limit on the term of an NSO, which will be determined by the Compensation Committee.

         The exercise price of ISOs and NSOs granted to non-employee directors of the Company must not be less than 100% of the fair market value of the Common Stock on the date of grant (110% in the case of an ISO grant to a 10% stockholder). The exercise price of NSOs must not be less than the par value of a share of Common Stock. Under the 1993 Stock Plan, the exercise price is payable in cash or Common Stock or with a full-recourse promissory note. The 1993 Stock Plan also permits an optionee to pay the exercise price of an option by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell the optionee's shares and deliver all or part of the sale proceeds to the Company in payment of all or part of the exercise price and any withholding taxes, or by delivery of an irrevocable direction to pledge the optionee's shares to a securities broker or lender approved by the Company as security for a loan and to deliver all or part of the loan proceeds to the Company in payment of all or a part of the exercise price and any withholding taxes.

Terms of Awards or Sales

         The terms of any sale of shares of Common Stock under the 1993 Stock Plan will be set forth in a purchase agreement to be entered into between the Company and each purchaser. The terms of the stock purchase agreements entered into under the 1993 Stock Plan need not be identical, and the Compensation Committee shall determine all terms and conditions of each such agreement, which shall be consistent with the 1993 Stock Plan. The purchase price for shares sold under the 1993 Stock Plan shall not be less than the par value of such shares. The purchase price may be paid, at the Compensation Committee's discretion, with a full-recourse promissory note secured by the shares, except that the par value of the shares must be paid in cash. Shares may also be awarded under the 1993 Stock Plan in consideration of services rendered prior to the award, without cash payment by the recipient.

         Shares sold under the 1993 Stock Plan will vest upon satisfaction of the conditions specified in the stock purchase agreement. Vesting terms are determined by the Compensation Committee and may be based on the recipient's service, individual performance, the Company's performance or other such criteria as the Compensation Committee may adopt. Shares may be subject to repurchase by the Company at their original purchase price in the event that any applicable vesting terms are not satisfied. Shares sold under the 1993 Stock Plan will be subject to restrictions on resale or transfer until they have vested. Any right to acquire shares under the 1993 Stock Plan (other than an option) will automatically expire if not exercised within 30 days after the grant of such right was communicated by the Compensation Committee. A holder of shares sold under the 1993 Stock Plan has the same voting, dividend and other rights as the Company's other stockholders.

Duration, Amendment and Termination

         The Board of Directors may amend, suspend or terminate the 1993 Stock Plan at any time, except that any such amendment, suspension, or termination shall not affect any option previously granted. Any amendment of the 1993 Stock Plan is subject to approval of the Company's stockholders only to the extent required by applicable law. Unless sooner terminated by the Board of Directors, the 1993 Stock Plan will terminate on September 30, 2004 and no further options may be granted or stock sold pursuant to such plan following the termination date.

Effect of Certain Corporate Events

         Outstanding awards under the 1993 Stock Plan provide for the automatic vesting of the stock options upon a change in control. Future stock option agreements and common stock purchase agreements entered into pursuant to the 1993 Stock Plan will contain similar provisions, unless otherwise determined by the Compensation Committee.

         For purposes of the 1993 Stock Plan, the term "change in control" means either of the following events: (1) a change in the composition of the Board of Directors occurs as a result of which fewer than one-half of the incumbent directors are directors who either had been directors of the Company 24 months prior to such change or were elected or nominated for election to the Board of Directors with the approval of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or (2) any person is or becomes, by acquisition or aggregation of securities, the direct or indirect beneficial owner of securities representing 30% or more of the voting power of the Company's then outstanding securities. A change in the relative beneficial ownership under (2) above by reason of a reduction in the number of outstanding securities of the Company will be disregarded.

         In the event of a subdivision of the outstanding Common Stock, a combination or consolidation of the outstanding Common Stock (by reclassification or otherwise) into a lesser number of shares, a declaration of a dividend payable in Common Stock or in a form other than Common Stock in an amount that has a material effect on the price of the shares, a recapitalization, spin-off, reclassification, or similar occurrence, the Compensation Committee will make adjustments in the number and/or exercise price of the options and/or the number of shares available under the 1993 Stock Plan as appropriate.

         In the event of a merger or other reorganization, outstanding options will be subject to the agreement of merger or reorganization. Such agreement may provide for the assumption of outstanding options by the surviving corporation or its parent, for their continuation by the Company (if the Company is the surviving corporation), for the payment of a cash settlement equal to the difference between the amount to be paid for one share under the agreement of merger or reorganization and the exercise price for each option, or for the acceleration of the exercisability of each option followed by the cancellation of options not exercised or settled, in all cases without the optionee's consent.

Federal Income Tax Consequences of Options and Awards under the 1993 Stock Plan

         The following summary of United States federal income tax consequences is based upon existing statutes, regulations and interpretations thereof. The applicable rules are complex, and income tax consequences may vary depending upon the particular circumstances of each plan participant. This proxy statement describes United States federal income tax consequences of general applicability, but does not purport to describe either particular consequences to each individual plan participant or foreign, state or local income tax consequences, which may differ from the United States federal income tax consequences.

Incentive Stock Options

         Awards; Exercise. ISOs are intended to constitute "incentive stock options" within the meaning of Section 422 of the Code. ISOs may be granted only to employees of the Company (including directors who are also employees). The optionee does not recognize taxable income upon either the grant or exercise of an ISO. However, the excess of the fair market value of the shares purchased upon exercise over the option exercise price (the "option spread") is includable in the optionee's "alternative minimum taxable income" ("AMTI") for purposes of the alternative minimum tax ("AMT"). The option spread is generally measured on the date of exercise and is includable in AMTI in the year of exercise. Special rules regarding the time of AMTI inclusion may apply for shares subject to a repurchase right or other "substantial risk of forfeiture" (including, in the case of each person subject to the reporting requirements of Section 16 of the Exchange Act, certain limitations on resale of shares imposed under Section 16(b) of the Exchange Act).

         Sale of Option Shares. If an optionee holds the shares purchased under an ISO for at least two years from the date the ISO was granted and for at least one year from the date the ISO was exercised, any gain from a sale of the shares other than to the Company should be taxable as long term capital gain. Under these circumstances, the Company would not be entitled to a tax deduction at the time the ISO was exercised or at the time the stock was sold. If an optionee were to dispose of stock acquired pursuant to an ISO before the end of the required holding periods (a "disqualifying disposition"), the amount by which the market value of the stock at the time the ISO was exercised exceeded the exercise price (or, if less, the amount of gain realized on the sale) would be taxable to the optionee as ordinary income, and the Company would be entitled to a corresponding tax deduction. Such income is subject to information reporting requirements and may become subject to withholding. Gain from a disqualifying disposition in excess of the amount required to be recognized as ordinary income is capital gain. Optionees are required to notify the Company immediately prior to making a disqualifying disposition. If stock is sold to the Company rather than to a third party, the sale may not produce capital gain or loss but will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is "not essentially equivalent to a dividend" within the meaning of the Code.

         Exercise With Stock. If an optionee pays for ISO shares with shares of the Company acquired under an ISO or a qualified employee stock purchase plan ("statutory option stock"), the tender of shares is a disqualifying disposition of the statutory option stock if the above described (or other applicable) holding periods respecting those shares have not been satisfied. If the holding periods with respect to the statutory option stock are satisfied, or the shares were not acquired under a statutory stock option of the Company, then any appreciation in value of the surrendered shares is not taxable upon surrender. Special basis and holding period rules apply where previously-owned stock is used to exercise an ISO.

         Withholding Taxes. The present position of the Internal Revenue Service ("IRS") appears to be that income and employment withholding taxes are not imposed upon the exercise of an ISO or the sale of ISO shares, including a disqualifying disposition. The IRS is studying this position and may change it at any time, possibly with retroactive effect.

Nonstatutory Stock Options

         Award; Exercise. An optionee is not taxable upon the award of a NSO. Federal income tax consequences upon exercise will depend upon whether the shares thereby acquired are subject to a "substantial risk of forfeiture." If the shares are not subject to a substantial risk of forfeiture, or if they are so restricted and the optionee files an election under Section 83(b) of the Code (a "Section 83(b) Election") with respect to the shares, the optionee will have ordinary income at the time of exercise measured by the option spread on the exercise date. The optionee's tax basis in the shares will be the shares fair market value on the date of exercise, and the holding period for purposes of determining whether capital gain or loss upon sale is long-term or short-term also will begin on that date.

         The amount of ordinary income taxable to an optionee who was an employee at the time of grant constitutes "supplemental wages" subject to withholding of income and employment taxes by the Company, and the Company receives a corresponding income tax deduction.

         Sale of Option Shares. Upon sale, other than to the Company, of shares acquired under a NSO, an optionee generally will recognize capital gain or loss to the extent of the difference between the sale price and the optionee's tax basis in the shares, which will be long-term gain or loss if the employee's holding period in the shares is more than one year. If stock is sold to the Company rather than to a third party, the sale may not produce capital gain or loss but will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is "not essentially equivalent to a dividend" within the meaning of the Code.

         Exercise with Stock. If an optionee tenders common stock (other than statutory option stock -- see above) to pay all or part of the exercise price of a NSO, the optionee will not have a taxable gain or deductible loss on the surrendered shares. Instead, shares acquired upon exercise that are equal in value to the fair market value of the shares surrendered in payment are treated as if they had been substituted for the surrendered shares, taking as their basis and holding period the basis and holding period that the optionee had in the surrendered shares. As described above, the optionee will have ordinary income equal to the value of the additional shares, and the additional shares are treated as newly acquired with a basis equal to their fair market value.

         If the surrendered shares are statutory option stock as described above under "Incentive Stock Options", with respect to which the applicable holding period requirements for favorable income tax treatment have not expired, then the newly acquired shares substituted for the statutory option shares should remain subject to the federal income tax rules governing the surrendered shares, but the surrender should not constitute a disqualifying disposition of the surrendered stock.

Awards

         Upon receipt of an award of shares, a recipient generally has taxable income in the amount of the excess of the then fair market value of the common stock over any consideration paid for the common stock (the "spread"). However, if the common stock is subject to a "substantial risk of forfeiture" (described under "Incentive Stock Options," above) and the recipient does not make a
Section 83(b) Election, the recipient will have taxable income upon lapse of the risk of forfeiture, rather than at receipt, in an amount equal to the spread on the date of lapse. The taxable income constitutes supplemental wages subject to income and employment tax withholding, and the Company receives a corresponding income tax deduction. Supplemental wages are subject to federal income tax withholding at a rate of 28 percent. The consequences upon sale or disposition of the shares awarded or sold generally are the same as for common stock acquired under a NSO (see above).

Special Federal Income Tax Consideration Due To Short Swing Profit Rule

         The potential liability of a person subject to Section 16 of the Exchange Act to repay short-swing profits from the resale of shares acquired under a Company plan constitutes a "substantial risk of forfeiture" within the meaning of the above-described rules, which is treated as lapsing at such time as the potential liability under Section 16 lapses. Persons subject to Section 16 who would be required by Section 16 to repay profits from the immediate resale of stock acquired under a Company plan should consider whether to file a
Section 83(b) Election at the time they acquire stock under a Company plan in order to avoid deferral of the date that they are deemed to acquire shares for federal income tax purposes.

Required Approval

         In order to be adopted, a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote must vote on this proposal, and it must receive the affirmative vote of a majority of the shares voting.

         The Board of Directors of the Company recommends a vote "FOR" the approval of the amendment of the Company's Amended and Restated 1993 Stock Plan.

                                   PROPOSAL 3

                          APPROVAL OF AMENDMENT OF THE
                AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

         The Amended and Restated Neurobiological Technologies, Inc. Employee Stock Purchase Plan (the "ESPP") was adopted by the Board of Directors in order to provide employees of the Company an opportunity to purchase Common Stock through payroll deductions on December 15, 1993, and approved by the stockholders in January 1994. Originally, 50,000 shares of Common Stock were reserved for issuance under ESPP, subject to anti-dilution provisions. On August 22, 1996, the Board of Directors amended and restated the ESPP to reserve an additional 50,000 shares for issuance, and the increase was approved by the Company's stockholders on November 14, 1996. The proposed amendment to reserve an additional 50,000 shares was adopted by the Board of Directors on October 12, 1999, subject to the approval of the Company's stockholders at the Annual Meeting.

Summary of Amendment

         The amendment to the ESPP approved by the Board of Directors and submitted for stockholder approval will increase the number of shares of Common Stock reserved for issuance under the ESPP by 50,000 shares to a total of 150,000 shares. As of June 30, 1999, an aggregate of 24,977 shares were available for issuance under the ESPP.

        Description of Amended and Restated Employee Stock Purchase Plan

         Under the ESPP, an aggregate of 150,000 shares of Common Stock (which number includes the 50,000-share increase that the stockholders are being asked to approve) have been reserved for issuance, subject to the anti-dilution provisions. As of June 30, 1999, 10 employees were eligible to participate in the ESPP. Eligible employees participate in the ESPP by authorizing payroll deductions of any whole percentage, not less than 1% nor more than 10%, of their total cash compensation. No employee is permitted to purchase Common Stock under the ESPP at a rate which exceeds $25,000 of the fair market value of Common Stock (determined at the time the participant's rights are granted) per year. At the end of each six month offering period, the Company will apply the amount contributed by the participant during the offering period to purchase whole shares of Common Stock, but not more than 2,500 shares.

         All employees who have been employed by the Company for three consecutive months and are customarily employed 20 or more hours a week and five or more months each year are eligible to participate in the ESPP. Any eligible employee may enroll in the ESPP by executing the enrollment form no later than one week prior to the last working day prior to the commencement of the offering period. The offering period consists of the 24-month period commencing on each January 1 and July 1. Shares of Common Stock are purchased at 85% of the lower of (i) the market price of Common Stock immediately before the beginning of the applicable offering period or (ii) the market price of such Common Stock at the time of the purchase.

         The ESPP is administered by the Compensation Committee. The Compensation Committee has the right to interpret the ESPP, adopt rules thereunder and to make all other decisions relating to the operation of the ESPP. The Board of Directors has the right to amend, suspend or terminate the ESPP at any time and without notice. All expenses incurred in connection with the implementation and administration of the ESPP will be paid by the Company.

         The following table shows the number of shares of Common Stock purchased by the named individuals and groups under the ESPP during fiscal 1999 and the "Dollar Value" of those shares. The "Dollar Value" is the difference between the fair market value of the Common Stock on the dates of purchase and the participant's purchase price.

                                  Plan Benefits
                          Employee Stock Purchase Plan
                          ----------------------------

                                                   Number
                      Name                        of Shares     Dollar Value ($)
                      ----                        ---------     ----------------

     Paul E. Freiman, ...........................      0                --
        President & CEO

     Lisa U. Carr, M.D., Ph.D., .................  2,214             $   941
        Vice President Medical Affairs

     Calvert Y. Yee, ............................      0                --
        Vice President, Operations and
        Administration

     All executive officers as a group ..........  2,214             $   941
        (3 Persons)

     All directors who are not executive ........      0                --
        officers as a group

     All employees (other than executive ........  7,650             $ 3,251
        officers) as a group

Certain Federal Income Tax Consequences

         The following summary of United States federal income tax consequences is based upon existing statutes, regulations and interpretations thereof. The applicable rules are complex, and income tax consequences may vary depending upon the particular circumstances of each plan participant. This proxy statement describes United States federal income tax consequences of general applicability, but does not purport to describe either particular consequences to each individual plan participant or foreign, state or local income tax consequences, which may differ from the United States federal income tax consequences.

         In general, participants will not have taxable income or loss under the ESPP until they sell or otherwise dispose of shares acquired under the ESPP (or die holding such shares). If the shares are held, as of the date of sale or disposition, for longer than both: (i) two years after the beginning of the offering period during which the shares were purchased; and (ii) one year following purchase, a participant will have taxable ordinary income equal to 15% of the fair market value of the shares on the first day of the offering period (but not in excess of the gain on the sale). The IRS has recently taken the position that this amount is subject to withholding of employment (but not income) taxes when the participants purchase the shares. Any additional gain from the sale will be long-term capital gain. The Company is not entitled to an income tax deduction if the holding periods are satisfied.

         If the shares are disposed of before the expiration of both of the foregoing holding periods (a "disqualifying disposition"), a participant will have taxable ordinary income equal to the excess of the fair market value of the shares on the purchase date over the purchase price. In addition, the participant will have taxable capital gain (or loss) measured by the difference between the sale price and the participant's purchase price plus the amount of ordinary income recognized, which gain (or loss) will be long-term if the shares have been held as of the date of sale for more than one year. The Company is entitled to an income tax deduction equal to the amount of ordinary income recognized by a participant in a disqualifying disposition.

Required Approval

         In order to be adopted, a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote must vote on this proposal, and it must receive the affirmative vote of a majority of the shares voting.

         The Board of Directors recommends a vote "FOR" the adoption of the amendment of the Company's Amended and Restated Employee Stock Purchase Plan.

                                   PROPOSAL 4

                      RATIFICATION OF INDEPENDENT AUDITORS

         The Board of Directors has appointed the firm of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended June 30, 2000, subject to ratification by the stockholders. Ernst & Young LLP has audited the Company's financial statements since fiscal 1992. Representatives of Ernst & Young LLP are expected to be present at the Company's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Required Approval

         In order to be adopted, a majority of the shares entitled to vote must vote on this proposal, and it must receive the affirmative vote of a majority of the shares voting.

         The Board of Directors recommends a vote "FOR" ratification of Ernst & Young LLP as the Company's independent auditors.

                                OTHER INFORMATION

         A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1999 is enclosed with this proxy statement.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2000 Annual Meeting must be received by the Secretary of the Company no later than June 9, 2000. Such proposals may be included in the Company's proxy statement and form of proxy relating to that meeting if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.


                                          OTHER MATTERS

         The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.


                                       BY ORDER OF THE BOARD OF DIRECTORS,


                                       /s/ Paul E. Freiman
                                       Paul E. Freiman
                                       President and Chief Executive Officer

Richmond, California
October 21, 1999


         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTPAID ENVELOPE.

                                   APPENDIX A

                               1993 STOCK PLAN OF
                       NEUROBIOLOGICAL TECHNOLOGIES, INC.

         SECTION 1. ESTABLISHMENT AND PURPOSE.

         Its purpose is to offer directors and selected employees, advisors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Common Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as Incentive Stock Options intended to qualify under section 422 of the Code.

         The Plan is intended to comply in all respects with Rule 16b 3 (or its successor) under the Exchange Act and shall be construed accordingly.

         SECTION 2. DEFINITIONS.

         (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

         (b) "Change in Control" shall mean the occurrence of either of the following events:

              (i) A change in the composition of the Board of Directors, as a result of which fewer than one-half of the incumbent directors are directors who either:

                  (A) Had been directors of the Company 24 months prior to such change; or

                  (B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or

              (ii) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (d) "Committee" shall mean a committee of the Board of Directors, as described in Section 3(a).

         (e) "Company" shall mean Neurobiological Technologies, Inc., a Delaware corporation.

         (f) "Employee" shall mean (i) any individual who is a common-law employee of the Company or of a Subsidiary, (ii) an Outside Director and (iii) an independent contractor who performs services for the Company or a Subsidiary and who is not a member of the Board of Directors. Service as an Outside Director or independent contractor shall be considered employment for all purposes of the Plan, except as provided in Subsections (a) and (b) of Section 4.

         (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (h) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

         (i) "Fair Market Value" shall mean the market price of Stock, determined by the Committee as follows:

              (i) If Stock was traded over-the-counter on the date in question but was not traded on the Nasdaq Stock Market or the Nasdaq National Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if the Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

              (ii) If Stock was traded over-the-counter on the date in question and was traded on the Nasdaq Stock Market or the Nasdaq National Market, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq Stock Market or the Nasdaq National Market;

              (iii) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite-transactions report for such date; and

              (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

         Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

         (j) "ISO" shall mean an employee  incentive  stock option  described in section 422(b) of the Code.

         (k) "Nonstatutory Option" shall mean a stock option not described in sections 422(b) or 423(b) of the Code.

         (l) "Offeree" shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

         (m) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

         (n) "Optionee" shall mean an individual who holds an Option.

         (o) "Outside Director" shall mean a member of the Board of Directors who is not a common-law employee of the Company or of a Subsidiary.

         (p)  "Plan"  shall  mean  this  1993  Stock  Plan  of   Neurobiological
Technologies, Inc., as amended from time to time.

         (q) "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

         (r) "Service" shall mean service as an Employee.

         (s) "Share" shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

         (t) "Stock" shall mean the Common Stock of the Company.

         (u) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

         (v) "Stock Purchase Agreement" shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

         (w) "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

         (x) "Total and Permanent Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

         SECTION 3. ADMINISTRATION.

         (a) Committee Membership. The Plan shall be administered by the Committee. The Committee shall consist of two or more disinterested directors of the Company and shall meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b 3 (or its successor) under the Exchange Act. The Board of Directors may appoint a separate committee of the Board of Directors, composed of one or more directors of the Company who need not be disinterested directors, who may administer the Plan with respect to Employees who are not officers or directors of the Company, may grant Shares and Options under the Plan to such Employees and may determine the timing, number of Shares and other terms of such grants.

         (b) Disinterested Directors. A member of the Board of Directors shall be deemed "disinterested" only if he or she satisfies:

              (i) Such requirements as the Securities and Exchange Commission may establish for disinterested administrators of plans designed to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

              (ii) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

         An Outside Director shall not fail to be "disinterested" solely because he or she receives the Nonstatutory Options described in Section 4(b).

         (c) Committee Procedures. The Committee shall designate one of its members as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

         (d) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

              (i) To interpret the Plan and to apply its provisions;

              (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

              (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

              (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

              (v) To select the Offerees and Optionees;

              (vi) To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;

              (vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

              (viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

              (ix) To amend any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Offeree or Optionee who entered into such agreement;

              (x) To prescribe the consideration for the grant of each Option or
other  right  under  the  Plan  and  to  determine  the   sufficiency   of  such
consideration; and

              (xi) To take any other actions deemed necessary or advisable for the administration of the Plan.

         All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

         SECTION 4. ELIGIBILITY.

         (a) General Rules. Only Employees (including, without limitation, independent contractors who are not members of the Board of Directors) shall be eligible for designation as Optionees or Offerees by the Committee. In addition, only Employees who are common-law employees of the Company or a Subsidiary shall be eligible for the grant of ISOs. Employees who are Outside Directors shall only be eligible for the grant of the Nonstatutory Options described in Subsection (b) below.

         (b) Outside Directors. Any other provision of the Plan notwithstanding, the participation of Outside Directors in the Plan shall be subject to the following restrictions:

              (i) An Outside Director who first becomes a member of the Board of Directors after February 15, 1994, shall receive a one-time grant of a Nonstatutory Option (subject to adjustment under Section 9). Such Nonstatutory Option shall be granted on the date when such Outside Director first joins the Board of Directors. The foregoing notwithstanding, no grant under this Paragraph
(ii) shall be made to a new Outside Director if he or she replaces a former Outside Director and the new and former Outside Directors are both affiliated with the same investment fund or similar entity.

              (ii) Upon the conclusion of each regular annual meeting of the Company's stockholders, each Outside Director who will continue serving as a member of the Board of Directors thereafter shall receive a Nonstatutory Option covering 1,000 Shares (subject to adjustment under Section 9), except that such Nonstatutory Option shall not be granted in the calendar year in which the same Outside Director received a Nonstatutory Option described in Paragraph (ii) above.

              (iii) All Nonstatutory Options granted to an Outside Director under this Subsection (b) shall become exercisable in full on the first anniversary of the date of grant. All such Nonstatutory Options shall also become exercisable in full in the event of (A) a Change in Control or (B) the termination of the Outside Director's service because of death, Total and Permanent Disability or retirement at or after age 65.

              (iv) The Exercise Price under all Nonstatutory Options granted to an Outside Director under this Subsection (b) shall be equal to 100 percent of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Subsection (a), (b), (c) or (d) of Section 8.

              (v) All Nonstatutory Options granted to an Outside Director under this Subsection (b) shall terminate on the earliest of (A) the 10th anniversary of the date of grant, (B) the date three months after the termination of such Outside Director's service for any reason other than death or Total and Permanent Disability or (C) the date 12 months after the termination of such Outside Director's service because of death or Total and Permanent Disability.

              (vi) A Nonstatutory Option grant to an Outside Director under this Subsection (b) shall be invalid if such Outside Director declines to execute a Stock Option Agreement pursuant to Section 7(a).

         The Committee may provide that the Nonstatutory Options that otherwise would be granted to an Outside Director under this Subsection (b) shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the service-related vesting and termination provisions pertaining to the Nonstatutory Options shall be applied with regard to the service of the Outside Director.

         (c) Ten-Percent Stockholders. An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110 percent of the Fair Market Value of a Share on the date of grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

         (d) Attribution Rules. For purposes of Subsection (c) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

         (e)   Outstanding   Stock.   For  purposes  of  Subsection  (c)  above,
"outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

         SECTION 5. STOCK SUBJECT TO PLAN.

         (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares which is issued under the Plan to all Employees (upon exercise of Options or other rights to acquire Shares) shall not exceed 2,500,000 Shares, subject to adjustment pursuant to Section 9. The number of Shares which are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

         (b) Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to a forfeiture provision, a right of repurchase or a right of first refusal, such Shares shall again be available for the purposes of the Plan.

         SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES.

         (a) Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

         (b) Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

         (c) Purchase Price. The Purchase Price of Shares to be offered under the Plan shall not be less than the par value of such Shares. Subject to the preceding sentence, the Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in a form described in
Section 8.

         (d) Withholding Taxes. As a condition to the award, sale or vesting of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such Shares. The Committee may permit the Offeree to satisfy all or part of his or her tax obligations related to such Shares by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. The Shares withheld or surrendered shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

         (e) Restrictions on Transfer of Shares. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

         SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

         (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement executed by the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

         (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option. Options granted to any Optionee in a single fiscal year shall in no event cover more than 250,000 Shares, subject to adjustment in accordance with
Section 9.

         (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(c). The Exercise Price of a Nonstatutory Option shall not be less than the par value of a Share. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in a form described in
Section 8.

         (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option. The Committee may permit the Optionee to satisfy all or part of his or her tax obligations related to the Option by having the Company withhold a portion of any Shares th at otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

         (e) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The vesting of any Option shall be determined by the Committee at its sole discretion. A Stock Option Agreement may provide for accelerated exercisability in the event of a Change in Control, in the event of the Optionee's death, Total and Permanent Disability or retirement or upon other events.

         (f) Term. Each Stock Option Agreement shall specify the term of the Option. The term of an ISO shall not exceed 10 years from the date of grant, except as otherwise provided in Section 4(c). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire. A Stock Option Agreement may provide that the Option will expire before the end of its normal term in the event that the Optionee's Service terminates.

         (g) Nontransferability. During an Optionee's lifetime, such Optionee's Option(s) shall be exercisable only by him or her and shall not be transferable. In the event of an Optionee's death, such Optionee's Option(s) shall not be transferable other than by will, by written beneficiary designation or by the laws of descent and distribution.

         (h) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in
Section 9.

         (i) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair such Optionee's rights or increase his or her obligations under such Option.

         (j) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option may be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

         SECTION 8. PAYMENT FOR SHARES.

         (a) General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as follows:

              (i) In the case of Shares sold under the terms of a Stock Purchase Agreement subject to the Plan, payment shall be made only pursuant to the express provisions of such Stock Purchase Agreement. However, the Committee (at its sole discretion) may specify in the Stock Purchase Agreement that payment may be made in one or both of the forms described in Subsections (e) and (f) below.

              (ii) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (at its sole discretion) may specify in the Stock Option Agreement that payment may be made pursuant to Subsections (b),
(c), (d) or (f) below.

              (iii) In the case of a Nonstatutory Option granted under the Plan,
the  Committee  (at  its  sole   discretion)  may  accept  payment  pursuant  to
Subsections (b), (c), (d) or (f) below.

         (b) Surrender of Stock. To the extent that this Subsection (b) is applicable, payment may be made all or in part with Shares which have already been owned by the Optionee or his or her representative for more than 12 months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

         (c) Exercise/Sale. To the extent that this Subsection (c) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         (d) Exercise/Pledge. To the extent that this Subsection (d) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         (e) Services Rendered. To the extent that this Subsection (e) is applicable, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(c).

         (f) Promissory Note. To the extent that this Subsection (f) is applicable, a portion of the Purchase Price or Exercise Price, as the case may be, of Shares issued under the Plan may be payable by a full-recourse promissory note, provided that (i) the par value of such Shares must be paid in lawful money of the United States of America at the time when such Shares are purchased, (ii) the Shares are security for payment of the principal amount of the promissory note and interest thereon and (iii) the interest rate payable under the terms of the promissory note shall be no less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

         SECTION 9. ADJUSTMENT OF SHARES.

         (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available under Section 5 for future grants to all Employees, (ii) the number of Nonstatutory Options to be granted to Outside Directors under Section 4(b),
(iii) the number of Shares covered by each outstanding Option or (iv) the Exercise Price under each outstanding Option.

         (b) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price, or for the acceleration of their exercisability followed by the cancellation of Options not exercised, in all cases without the Optionees' consent. Any cancellation shall not occur until after such acceleration is effective and Optionees have been notified of such acceleration. In the case of Options that have been outstanding for less than 12 months, a cancellation need not be preceded by an acceleration.

         (c) Reservation of Rights. Except as provided in this Section 9, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         SECTION 10. SECURITIES LAWS.

         Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

         SECTION 11. NO RETENTION RIGHTS.

         Neither the Plan nor any Option shall be deemed to give any individual a right to remain an employee, consultant or director of the Company or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate the service of any employee, consultant or director at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

         SECTION 12. DURATION AND AMENDMENTS.

         (a) Term of the Plan. The Plan, as set forth herein, shall become effective as of November 16, 1994, subject to the approval of the Company's stockholders. The Plan, if not extended, shall terminate automatically on September 30, 2004. It may be terminated on any earlier date pursuant to Subsection (b) below.

         (b) Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason, except that the provisions of Section 4(b) relating to the amount, price and timing of grants to Outside Directors shall not be amended more than once in any six-month period. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws or regulations.

         (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

         SECTION 13. EXECUTION.

         To record the amendment and restatement of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

                                           NEUROBIOLOGICAL TECHNOLOGIES, INC.


                                  By       /s/ Paul E. Freiman
                                     -------------------------------------------
                                           President and Chief Executive Officer

                                   APPENDIX B

                              AMENDED AND RESTATED
                       NEUROBIOLOGICAL TECHNOLOGIES, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

1. PURPOSE OF THE PLAN.

         The Plan was adopted by the Company's Board of Directors on December 15, 1993, approved by the Company's stockholders in January 1994 and amended and restated by the Company's Board of Directors on August 22, 1996, and approved by the stockholders on November 14, 1996.

         The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify under section 423 of the Internal Revenue Code of 1986, as amended.

2. ADMINISTRATION OF THE PLAN.

         (a) The Committee. The Plan shall be administered by the Committee. The interpretation and construction by the Committee of any provision of the Plan or of any right to purchase Stock granted under the Plan shall be conclusive and binding on all persons.

         (b) Rules and Forms. The Committee may adopt such rules and forms under the Plan as it considers appropriate.

3. ENROLLMENT AND PARTICIPATION.

         (a) Offering Periods. While the Plan is in effect, two overlapping Offering Periods shall commence in each calendar year. The Offering Periods shall consist of the 24-month periods commencing on each January 1 and July 1.


         (b) Accumulation Periods. While the Plan is in effect, two Accumulation Periods shall commence in each calendar year. The Accumulation Periods shall consist of the six-month periods commencing on each January 1 and July 1.

         (c) Enrollment. Any individual who, on the day preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by executing the enrollment form prescribed for this purpose by the Committee. The enrollment form shall be filed with the Company not later than one week prior to the last working day prior to the commencement of such Offering Period.

         (d) Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate until he or she ceases to be an Eligible Employee, withdraws from the Plan or reaches the end of the Accumulation Period in which he or she discontinued contributions. A Participant who discontinued contributions under Section 4(d) or withdrew from the Plan under Section 5(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (c) above.

         (e) Applicable Offering Period. For purposes of calculating the Purchase Price under Section 7(b), the applicable Offering Period shall be determined as follows:

              (i) Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of (A) the end of such Offering Period, (B) the end of his or her participation under Subsection (d) above or (C) reenrollment in a subsequent Offering Period under Paragraph (ii) below.

              (ii) In the event that the Fair Market  Value of Stock on the last trading day before the commencement of the Offering Period in which the Participant is enrolled is higher than on the last trading day before the commencement of any subsequent Offering Period, the Participant shall automatically be re-enrolled for such subsequent Offering Period.

              (iii) When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

4. EMPLOYEE CONTRIBUTIONS.

         (a) Frequency of Payroll Deductions. A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to Subsection (b) below, shall occur on each payday during participation in the Plan.

         (b) Amount of Payroll Deductions. An Eligible Employee shall designate on the enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee's Compensation, but not less than 1% nor more than 10%.

         (c) Changing Withholding Rate. If a Participant wishes to change the rate of payroll withholding, he or she may do so by filing a new enrollment form with the Company not later than one week prior to the last working day prior to the commencement of the Accumulation Period for which such change is to be effective.

         (d) Discontinuing Payroll Deductions. If a Participant wishes to discontinue employee contributions entirely, he or she may do so by filing a new enrollment form at any time. Payroll withholding shall cease as soon as reasonably practicable after such form has been received by the Company.

5. WITHDRAWAL FROM THE PLAN.

         (a) Withdrawal. A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at any time before the last day of an Accumulation Period. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant's Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.

         (b) Re-Enrollment After Withdrawal. A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 3(b).

6. TERMINATION OF EMPLOYMENT OR DEATH.

         (a) Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 5(a). (A transfer from one Participating Company to another shall not be treated as a termination of employment.)

         (b) Death. In the event of the Participant's death, the amount credited to his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant's estate. Such form shall be valid only if it was filed with the Company before the Participant's death.

7. PLAN ACCOUNTS AND PURCHASE OF SHARES.

         (a) Plan Accounts. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant's Compensation under the Plan, such amount shall be credited to the Participant's Plan Account. No interest shall be credited to Plan Accounts.

         (b) Purchase Price. The Purchase Price for each share of Stock purchased at the close of an Accumulation Period shall be the lower of:

              (i) 85% of the Fair Market Value of such share on the last trading day before the commencement of the applicable Offering Period (as determined under Section 3(e)); or

              (ii) 85% of the Fair Market Value of such share on the last trading day in such Accumulation Period.

         (c) Number of Shares Purchased. As of the last day of each Accumulation Period, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with
Section 5(a). The amount then in the Participant's Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant's Plan Account. The foregoing notwithstanding, no Participant shall purchase more than a maximum of 2,500 shares of Stock with respect to any Accumulation Period nor shares of Stock in excess of the amounts set forth in Sections 8 and 12(a). The Committee may determine with respect to all Participants that any fractional share, as calculated under this Subsection (c), shall be rounded down to the next lower whole share.

         (d) Available Shares Insufficient. In the event that the aggregate number of shares that all Participants elect to purchase during an Accumulation Period exceeds the maximum number of shares remaining available for issuance under Section 12(a), then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

         (e) Issuance of Stock. Certificates representing the shares of Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the close of the applicable Accumulation Period, except that the Committee may determine that such shares shall be held for each Participant's benefit by a broker designated by the Committee (unless the Participant has elected that certificates be issued to him or her). Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

         (f) Unused Cash Balances. An amount remaining in the Participant's Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant's Plan Account to the next Accumulation Period. Any amount remaining in the Participant's Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) above or Section 12(a) shall be refunded to the Participant in cash, without interest.

8. LIMITATIONS ON STOCK OWNERSHIP.

Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if:

         (a) Such Participant, immediately after his or her election to purchase such Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company; or

         (b) Under the terms of the Plan, such Participant's rights to purchase stock under this and all other qualified employee stock purchase plans of the Company or any parent or Subsidiary of the Company would accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined at the time when such right is granted) for each calendar year for which such right or option is outstanding at any time.

         Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Internal Revenue Code of 1986, as amended. For purposes of this Section 8, each Participant shall be considered to own any stock that he or she has a right or option to purchase under this or any other plan, and each Participant shall be considered to have the right to purchase 2,500 shares of Stock under this Plan with respect to each Accumulation Period.

9. RIGHTS NOT TRANSFERABLE.

         The rights of any Participant under the Plan, or any Participant's interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 5(a).

10. NO RIGHTS AS AN EMPLOYEE.

         Nothing in the Plan shall be construed to give any person the right to remain in the employ of a Participating Company. Each Participating Company reserves the right to terminate the employment of any person at any time, with or without cause.

11. NO RIGHTS AS A STOCKHOLDER.

         A Participant shall have no rights as a stockholder with respect to any shares that he or she has purchased, or may have a right to purchase, under the Plan until the date of issuance of a stock certificate for such shares.

12. STOCK OFFERED UNDER THE PLAN.

         (a) Authorized Shares. The aggregate number of shares of Stock available for purchase under the Plan shall be 150,000, subject to adjustment pursuant to this Section 12.

         (b) Anti-Dilution Adjustments. The aggregate number of shares of Stock offered under the Plan, the 2,500-share limitation described in Section 7(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares, the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company or the distribution of the shares of a Subsidiary to the Company's stockholders.

         (c) Reorganizations. In the event of a dissolution or liquidation of the Company, or a merger or consolidation to which the Company is a constituent corporation, the Plan shall terminate unless the plan of merger, consolidation or reorganization provides otherwise, and all amounts that have been withheld but not yet applied to purchase Stock hereunder shall be refunded, without interest. The Plan shall in no event be construed to restrict in any way the Company's right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

13. AMENDMENT OR DISCONTINUANCE.

         The Board of Directors shall have the right to amend, suspend or terminate the Plan at any time and without notice. Except as provided in Section 12, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation.

14. DEFINITIONS.

         (a) "Accumulation Period" means a six-month period during which contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 3(b).

         (b) "Board of Directors" means the Board of Directors of the Company, as constituted from time to time.

         (c) "Committee" means a committee of the Board of Directors, consisting of one or more directors appointed by the Board of Directors.

         (d) "Company" means Neurobiological Technologies, Inc., a Delaware corporation.

         (e) "Compensation" means the total compensation paid in cash to a Participant by a Participating Company, including salaries, wages, bonuses, incentive compensation, commissions and overtime pay, but excluding moving or relocation allowances, car allowances, imputed income attributable to cars or life insurance, taxable fringe benefits and similar items, all as determined by the Committee.

         (f) "Eligible Employee" means any employee of a Participating Company:

              (i) Whose customary employment is for more than five months per calendar year and for more than 20 hours per week; and

              (ii) Who has been an employee of a Participating Company for not less than three consecutive months.

         (g) "Fair Market Value" shall mean the market price of Stock, determined by the Committee as follows:

              (i) If Stock was traded over-the-counter on the date in question but was not traded on the Nasdaq Stock Market or the Nasdaq National Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if the Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

              (ii) If Stock was traded over-the-counter on the date in question and was traded on the Nasdaq Stock Market or the Nasdaq National Market, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq Stock Market or the Nasdaq National Market;

              (iii) If the Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

              (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

         (h) "Offering Period" means a 24-month period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to
Section 3(a).

         (i) "Participant" means an Eligible Employee who elects to participate in the Plan, as provided in Section 3(c).

         (j) "Participating Company" means the Company and each present or future Subsidiary, except Subsidiaries excluded by the Committee.

         (k) "Plan" means this Neurobiological Technologies, Inc. Employee Stock Purchase Plan, as amended from time to time.

         (l) "Plan Account" means the account established for each Participant pursuant to Section 6(a).

         (m) Purchase Price" means the price at which Participants may purchase Stock under the Plan, as determined pursuant to Section 7(b).

         (n) "Stock" means the Common Stock of the Company.

         (o) "Subsidiary" means a corporation, 50% or more of the total combined voting power of all classes of stock of which is owned by the Company or by another Subsidiary.

15. EXECUTION.

         To record the amendment and restatement of the Plan by the Board of Directors, the Company has caused its duly authorized officer to affix the corporate name and seal hereto.

                                NEUROBIOLOGICAL TECHNOLOGIES, INC.


                                By       /s/ Paul E. Freiman
                                   -------------------------------------------
                                         President and Chief Executive Officer

                                                                      APPENDIX C


PROXY                   NEUROBIOLOGICAL TECHNOLOGIES, INC.                 PROXY

                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Paul E. Freiman and Stephen C. Ferruolo proxies, and hereby authorizes each of them to represent and vote as designated on the other side, all the shares of stock of Neurobiological Technologies, Inc. standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the company to be held November 11, 1999 or any adjournment thereof.

       (Continued, and to be marked, dated and signed, on the other side)

                            - FOLD AND DETACH HERE -

                                                                 [X] Please mark
                                                                      your votes
                                                                       as this

                                             WITHHOLD
                                     FOR     FOR ALL

ITEM 1--ELECTION OF                  [ ]       [ ]
        DIRECTORS
        Nominees:
        Paul E. Freiman,
        Theodore L. Eliot, Jr., Abraham E. Cohen,
        Abraham D. Solaer, Enoch Callaway, M.D.,
        John B. Stuppin

WITHHELD FOR: (Write that nominee's name in the space provided below.)

_____________________________



                                                        FOR    AGAINST   ABSTAIN

ITEM 2--APPROVAL OF AN AMENDMENT TO 1993 STOCK PLAN     [ ]      [ ]       [ ]


ITEM 3--APPROVAL OF AN AMENDMENT TO                     [ ]      [ ]       [ ]
        EMPLOYEE STOCK PURCHASE PLAN

ITEM 4--APPOINTMENT OF INDEPENDENT AUDITORS             [ ]      [ ]       [ ]



Signature(s) ______________________________________   Date ______________ , 1999
Please date and sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                            - FOLD AND DETACH HERE -